Securities Purchased under agreements to Resell	12 Months Ended
Dec. 31, 2011
Securities Purchased Under Agreements To Resell [Abstract]
Securities Purchased Under Agreements To Resell [Text Block]

Note 6 - Securities purchased under agreement to resell

The securities purchased underlying the agreements to resell were delivered to, and are held by, the Corporation. The counterparties to such agreements maintain effective control over such securities. The Corporation is permitted by contract to repledge the securities, and has agreed to resell to the counterparties the same or substantially similar securities at the maturity of the agreements.

The fair value of the collateral securities held by the Corporation on these transactions at December 31, was as follows:

(In thousands)	2011	2010
Repledged	$274,829	$171,833
Not repledged	8,608	11,495
Total	$283,437	$183,328

The repledged securities were used as underlying securities for repurchase agreement transactions.